                                                                   EXHIBIT 10.99


               AMENDMENT NO. 1 TO DEBTOR-IN-POSSESSION TERM CREDIT
                             AND SECURITY AGREEMENT

                  AMENDMENT NO. 1 TO DEBTOR-IN-POSSESSION TERM CREDIT AND SECURITY AGREEMENT, dated as of December 7, 2001 (this "Agreement"), between iBEAM BROADCASTING CORPORATION, a Delaware corporation (the "Borrower"), debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the "Case") and WILLIAMS COMMUNICATIONS, LLC a Delaware limited liability company, as lender (in such capacity, the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Debtor-in-Possession Term Credit and Security Agreement dated as of October 11, 2001 (as amended from time to time, the "DIP Credit Agreement") between the Borrower and the Lender.

                                    RECITALS:

                  WHEREAS, the Borrower and the Lender have entered into the DIP Credit Agreement;

                  WHEREAS, in connection with the Case, on November 1, 2001, the Bankruptcy Court entered a Final Order granting final approval of the transactions contemplated by the DIP Credit Agreement; and

                  WHEREAS, pursuant to the provisions of the Final Order and subject to the terms and conditions of this Agreement, Borrower and Lender have agreed to amend Section 7(x)(iv) of the DIP Credit Agreement as specifically set forth herein;

                  NOW, THEREFORE, it is agreed as follows:


                  Section 1. Amendment to Section 7(x)(iv) of the DIP Credit Agreement. Section 7(x)(iv) of the DIP Credit Agreement is hereby amended by inserting at the beginning of the phrase in sub-section (iv) the words "the tenth (10th) day following".

                  Section 2. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that after giving effect to this
Agreement:

                           (a) no Default or Event of Default has occurred and
is continuing on and as of the date hereof;

                           (b) the representations and warranties of the
Borrower contained in the DIP Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different date; and

                           (c) the execution and delivery by the Borrower of
this Agreement and the performance by the Borrower of all of its agreements and obligations under this Agreement and the DIP Credit Agreement, as amended hereby, are within the power and authority of the Borrower and have been duly authorized by all necessary action on the part of the Borrower, and that the execution and delivery by the Borrower of this Agreement and the performance by it of the transactions contemplated hereby will not contravene any term or condition set forth in any material agreement or instrument to which it is a party or by which it is bound.

                  Section 3. Effectiveness. This Agreement shall become effective when the Lender shall have executed and delivered a counterpart of this Agreement and received a duly executed counterpart of this Agreement from the Borrower (which aforesaid executions and deliveries may be effected by delivery and receipt by facsimile transmission).

                   Section 4. Status of Loan Documents.

                           (a) This Agreement is limited solely for the purposes
and to the extent expressly set forth herein, and, except as expressly provided hereby, (i) the terms, provisions and conditions of the Loan Documents and (ii) the Liens and Superpriority Claims granted under the Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

                           (b) No consent or amendment of any terms or
provisions of the DIP Credit Agreement made hereunder shall relieve the Borrower from complying with any other term or provision of the DIP Credit Agreement or any other Loan Document.

                   Section 5. Miscellaneous.

                           (a) No Waiver, Cumulative Remedies. No failure or
delay or course of dealing on the part of the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

                           (b) Expenses. The Borrower agrees to pay and
reimburse the Lender for all of its costs and expenses (including, without limitation, costs and expenses of legal counsel) incurred in connection with this Agreement.

                           (c) Headings Descriptive. The headings of the several
Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision.

                           (d) Severability. If any provision in or obligation
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                           (e) Counterparts. This Agreement may be executed and
delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each of the Borrower and the Lender.

                  Section 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.



BORROWER:                                   iBEAM BROADCASTING CORPORATION


                                            By: /s/ RANDALL K. GAUSMAN
                                                --------------------------------
                                            Name: Randall K. Gausman
                                            Title: CFO

LENDER:                                     WILLIAMS COMMUNICATIONS, LLC


                              [STAMP]       By: /s/ JOHN C. BUMGARNER
                                                ----------------------------
                                            Name: John C. Bumgarner
                                            Title: SENIOR VICE PRESIDENT